================================================================================

                          SECURITIES PURCHASE AGREEMENT

                                      Among

                             FIDELITY HOLDINGS, INC.

                                       and

                         THE INVESTORS SIGNATORY HERETO

                           Dated as of March 14, 2000

================================================================================

Exhibit 10.73

      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March 14, 2000, among Fidelity Holdings, Inc., a Nevada corporation (the "Company"), and the investors signatory hereto on the date hereof (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

      WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company an aggregate of 50,000 shares (the "Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), at a purchase price of $13.90 per Share, and warrants to acquire during the five years following the date hereof an aggregate of 50,000 additional shares of Common Stock at an exercise price of $16.00 per share of Common Stock (the "Warrants").

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE I
                                PURCHASE AND SALE

      1. The Closing.

            (a) The Closing. (i) The closing of the purchase and sale of the Shares and Warrants (the "Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

                  (ii) At the Closing, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each Purchaser
(1) a stock certificate representing the number of Shares indicated below such Purchaser's name on the signature page of this Agreement, (2) Warrants, in the form of Exhibit A, to acquire the number of Shares indicated below such Purchaser's name on the signature page to this Agreement, and (3) an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B (the "Registration Rights Agreement"); and
(B) each Purchaser shall deliver to the Company (1) the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated for such purpose prior to the Closing Date in writing by the Company, and (2) an executed Registration Rights Agreement.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

      2. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers:

            (a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of this Agreement, the Warrants and the Registration Rights Agreement (the "Transaction Documents") and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter or organizational documents.

            (b) Issuance of the Securities. The Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants are duly authorized, have been duly reserved for issuance to the Purchasers and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind.

            (c) Restatement of the Company's Representation and Warranties contained in Article II of the February Agreement. The representations and warranties of the Company contained in the Securities Purchase Agreement dated as of February 8, 2000 among the Company and the Purchasers (the "February Agreement")) are true and correct as of the Closing Date as though first made on and as of the Closing Date (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date). For all purposes of the February Agreement, the term "Transaction Documents" (as defined herein) shall replace the term "Transaction Documents" (as defined in the February Agreement) and the term "Securities" shall refer to the Shares, the Warrants and the shares of Common Stock issuable upon exercise thereof.

            (d) Restatement of the Purchasers' Representation and Warranties contained in Article II of the February Agreement. The representations and warranties of each Purchaser contained in the February Agreement are true and correct as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date).

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

            3. Restatement of the Parties' Agreements contained in Article III of the February Agreement. The agreements of the Company and each Purchaser contained in the February Agreement are reiterated as of the Closing Date, mutatis mutandis.

                                   ARTICLE IV
                                  MISCELLANEOUS

            4.1 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 8:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) if sent other than by the methods set forth in (i)-(iii) of this Section 4.3, upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

      If to the Company:         Fidelity Holdings, Inc.
                                 80-02 Kew Gardens Road, Suite 5000
                                 Kew Gardens, New York 11415
                                 Facsimile No.:  (718) 793-2455
                                 Attn:  Doron Cohen, President

      With copies to:            Littman Krooks Roth & Ball P.C.
                                 655 Third Avenue
                                 New York, New York 10017-5617
                                 Attn: Mitchell C. Littman, Esq. and
                                        James J. Quinlan, Esq.
                                 Facsimile No.: (212) 490-2990

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

            4.2 Governing Law. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            4.3 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing, the delivery and exercise of the Warrants.

            4.4 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

            4.5 Incorporation of February Agreement Sections. Sections of the February Agreement relating to severability, entire agreement, assignment, amendment, waiver, headings and specific performance are hereby incorporated in their entirety in this Agreement as if fully set forth herein and shall be binding upon this Agreement and the transactions contemplated herein.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                        FIDELITY HOLODINGS, INC.


                        By:_____________________________________
                           Name:
                           Title:

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                        STRONG RIVER INVESTMENTS, INC.


                        By:_____________________________________
                              Kenneth L. Henderson
                              Attorney-in-fact

                        Purchase Price:                           $695,000

                        Number of Shares Purchased:                 50,000

                        Number of Shares underlying Warrant:        50,000

                        Address for Notice:

                        Strong River Investments, Inc.
                        c/o Gonzalez-Ruiz & Aleman (BVI) Limited
                        Wickhams Cay I, Vanterpool Plaza
                        P.O. Box 873
                        Road Town, Tortolla, BVI

                        With copies to:
                        Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                        New York, NY  10104
                        Facsimile No.:  (212) 541-4630 and (212) 541-1432
                        Attn: Eric L. Cohen, Esq.